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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          June 14, 2004(Date of Report)
                        (Date of Earliest Event Reported)

                                  iVillage Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-25469              13-3845162
 (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
      of Incorporation)                                   Identification No.)

                  500 Seventh Avenue, New York, New York 10018
          (Address of Principal Executive Offices, including Zip Code)

                                 (212) 600-6000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

            On June 14, 2004, iVillage Inc., or iVillage, issued a press release announcing that Steven A. Elkes has been appointed to the position of Chief Financial Officer. Mr. Elkes joined iVillage in 1996. He currently serves as Executive Vice President, Operations and Business Affairs, a position he will continue to hold. Mr. Elkes was appointed to this position on June 13, 2004, following the resignation of Scott Levine as Chief Financial Officer earlier the same day. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IVILLAGE INC.
                                       (REGISTRANT)


Date:  June 14, 2004                   By: /s/ Steven A. Elkes
                                           -------------------------------------
                                           Steven A. Elkes
                                           Chief Financial Officer and Secretary





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                                INDEX TO EXHIBITS


Exhibit
Number        Description
------        -----------

99.1 Press Release, dated June 14, 2004, announcing the appointment of Steven A. Elkes as Chief Financial Officer following the resignation of Scott Levine as Chief Financial Officer.